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                                                                  EXHIBIT 10.5.2

                                 AMENDMENT NO. 2
                                       TO
                                 LOAN AGREEMENT
                                     AND TO
                       WAIVER AND SUBORDINATION AGREEMENTS

     This is an amendment to the loan agreement dated February 22, 1996, as amended August 22, 1996 (the "Loan Agreement"), by and among Bitstream Inc., a Massachusetts corporation, having its principal executive office at 215 First Street, Cambridge, Mass. 02142 (the "Company"), and the undersigned lenders of the Company pursuant to the Loan Agreement ("Lenders"), and to the Waiver and Subordination Agreements, also dated February 22, 1996, as amended August 22, 1996 (the "Subordination Agreements"), by and among the Lenders, the Company, and BayBank, N.A. ("BayBank"). The effective date of this Amendment is October 9, 1996.

     A. The Loan Agreement provided for the Lenders to loan to the Company various sums comprising a total amount of $600,000, and the Company gave each of the Lenders a promissory note (the "Note" or, collectively, the "Notes") for each sum providing for all principal and interest under each Note to fall due and payable on August 22, 1996;

     B. The Subordination Agreements among the parties were premised on the said August 22, 1996 due date under the Notes;

     C. All of the parties to the Loan Agreement and the Subordination Agreements agreed to extend the due date under the Notes to October 22, 1996 pursuant to an Amendment to Loan Agreement and to Waiver and Subordination Agreements dated August 22, 1996; and

     D. All of the parties to the Loan Agreement and the Subordination Agreements wish to extend the due date for the Company to repay the Notes to December 22, 1996.

     NOW THEREFORE, for good and valuable consideration, the Company, the Lenders and BayBank hereby agree as follows:

     1. Loan Agreement.

        1.1 Each of the undersigned Lenders hereby waives the October 22, 1996 payment due date under the Note given to him or it by the Company, and agrees to extend the said due date to December 22, 1996.

        1.2 The Company hereby agrees to honor and abide by the said extended due date of December 22, 1996, agrees that all other terms of all Notes shall remain unchanged, including that the prepayment penalties provided therein shall apply to the said extended date.


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Amendment No. 2 to Loan Agreement and to                                  Page 2
Waiver and Subordination Agreements                              October 9, 1996

     2. Subordination Agreements.

        2.1 BayBank hereby consents and agrees to the said extended due date with respect to each Subordination Agreement, such that all rights, remedies, and penalties provided for therein shall apply to the said date as though that were the repayment date originally contemplated by the parties.

        2.2 Each of the Lenders and the Company hereby reaffirm to BayBank their obligations under each of their respective Subordination Agreements as they apply to the said extended due date.

     3. All other provisions of the Loan Agreement and the Subordination Agreements shall remain unchanged hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the effective date.

JHI DEVELOPMENT CAPITAL                  GOTTHARD BANK (NASSAU BRANCH)
LIMITED                                  ACTING FOR THE ACCOUNT OF CERTAIN OF
                                         ITS CLIENTS AND THEIR RESPECTIVE
                                         REGISTERED ASSIGNS


By:                                      By:
   ----------------------------------       ----------------------------------


BANCBOSTON VENTURES, INC.                BVB GRANTOR RETAINED INCOME TRUST I

By:                                      By:
    ----------------------------------      ----------------------------------



-------------------------------------    -------------------------------------
Amos Kaminski                            George B. Beitzel


-------------------------------------    -------------------------------------
David G. Lubrano                         Morton E. Goulder


BITSTREAM, INC.                          BAYBANK, N.A.


By:                                      By:
   ----------------------------------       ----------------------------------


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